THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS DEBT FUND
                                  (THE "FUND")

                         SUPPLEMENT DATED MARCH 8, 2011
                                     TO THE
       SUMMARY PROSPECTUS ("SUMMARY PROSPECTUS") DATED DECEMBER 17, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

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THE FOLLOWING IS ADDED TO THE END OF THE FOURTH PARAGRAPH UNDER "PRINCIPAL
INVESTMENT STRATEGY:"

For example, the Fund may seek to increase total return by investing in forward contracts on currencies that the Adviser believes may appreciate (or decline) in value relative to another currency. The Adviser may make such currency investments without regard to currencies in which the Fund's bond and other investments are denominated. At times, a significant portion of the Fund's returns (both positive and negative) may be attributable to investments in such forward currency contracts.

THE FOLLOWING PARAGRAPH IS ADDED AS THE SECOND TO LAST PARAGRAPH UNDER "PRINCIPAL RISKS:"

The value of currency may fluctuate in response to changing market, economic, political, regulatory and other conditions in foreign markets between the date the forward currency contract is entered into and the date it is sold or matures. Therefore, investments in forward currency contracts are subject to the risk that, if anticipated currency movements are not accurately predicted, the Fund may experience losses on such contracts and may have to pay additional transaction costs. In addition, forward currency contracts are subject to the risk that the counterparty to such a contract will default on its obligations, which could result in loss to the Fund.

The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Adviser may make such currency investments without regard to currencies in which the Fund's bond and other investments are denominated. The Secretary of the Treasury is authorized to issue regulations that under certain circumstances conclude that the income from these transactions might be treated as nonqualifying income for purposes of certain qualification tests required to be met by the Fund in order to be treated as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.


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EFFECTIVE IMMEDIATELY, THE FIRST PARAGRAPH OF THE SUMMARY PROSPECTUS IS DELETED
AND REPLACED WITH THE FOLLOWING:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.acadian-asset.com/ProductMutualFund.aspx. You can also get this information at no cost by calling 1-866-226-6161, by sending an e-mail request to acadian@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated December 17, 2010, as supplemented March 8, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 ACA-SK-010-0100